General information	12 Months Ended
Jun. 30, 2024
General Information [Abstract]
General information
(1) General information
The consolidated financial statements are comprised of Vast Renewables Limited (formerly Vast Solar Pty Ltd) and the entities it controls. Unless the context requires otherwise, references in this report to “we,” “us,” “our,” “the Company,” or “Vast” mean Vast Renewables Limited and the entities it controls.
Vast is an Australian public company limited by shares. We are a leading renewable energy company that has developed concentrated solar power (CSP) systems to generate, store and dispatch carbon free, utility-scale electricity and industrial heat, and to enable the production of green fuels. Our unique approach to CSP utilizes a proprietary, modular sodium loop to efficiently capture and convert solar heat into these end products. Our vision is to provide continuous carbon-free energy globally by deploying our CSP technology and complementary technologies (e.g., intermittent solar PV and wind) to deliver renewable and dispatchable electricity, heat and storage on a continuous basis. We believe our CSP technology is capable of providing competitive, dispatchable and carbon-free power for on- and off-grid power generation applications, energy storage, process heat, and has the potential to unlock green fuels production.
Vast’s registered office and principal place of business is as follows:
Suite 7.02, 124 Walker Street
North Sydney
NSW 2060
The consummation of the Capital Reorganisation with Nabors Energy Transition Corp. (“NETC”) on December 18, 2023 (the “Closing Date”) as provided in Note 25 – Capital reorganization (the “SPAC Merger”), is accounted for as a capital reorganization. The Capital Reorganisation, which is not within the scope of IFRS 3 as NETC does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2. As such, the Capital Reorganisation was achieved with the Company issuing ordinary shares ("Ordinary Shares") to NETC shareholders in exchange for the net liabilities of NETC ($11.2 million) as of the Closing Date, accompanied by a share recapitalization. The net liabilities of NETC are stated at historical cost, with no goodwill or other intangible assets recorded. Any excess of the fair value of the Company’s Ordinary Shares issued considering a fair value of the Ordinary Shares of $11.99 per share (price of Ordinary Shares at the Closing Date) over the fair value of NETC’s identifiable net liabilities acquired represents compensation for the service of a share exchange listing for its shares and is expensed as incurred (“share based listing expense”) and further details of share based listing expense is provided in Note 25 – Capital reorganization (the “SPAC Merger”).
As a result of the Capital Reorganisation, NETC became a wholly-owned direct subsidiary of the Company. On December 19, 2023, the Ordinary Shares and public warrants to purchase Ordinary Shares (the "Public Warrants") commenced trading on the Nasdaq Stock Market, or “Nasdaq,” under the symbols “VSTE” and “VSTEW,” respectively.
Director and officers of the company
The following table provides information relating to our directors and executive officers as of the date of approving these financial statements.

Name	Age	Position
Craig Wood	47	Chief Executive Officer and Director
Marshall (Mark) D. Smith	64	Chief Financial Officer
Kurt Drewes	50	Chief Technology Officer
Alec Waugh	58	General Counsel
Sue Opie	57	Chief People Officer
Peter Botten	68	Chair
Colleen Calhoun	57	Director
Thomas Quinn	62	Director
William Restrepo	64	Director
Colin Richardson	63	Director
John Yearwood	64	Director